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                                                                 EXHIBIT 10.6

                 AMENDMENT TO LIFE REINSURANCE CONTRACT BETWEEN
             AMERICAN BANKERS LIFE ASSURANCE COMPANY OF FLORIDA AND
                             REINSURER SHOWN BELOW


REINSURER:                                 Lifestar Reinsurance Limited

REINSURANCE AGREEMENT NUMBER:              SF 950106

EFFECTIVE DATE OF REINSURANCE AGREEMENT:   February 28, 1995

AMENDMENT NUMBER:                          04

EFFECTIVE DATE OF THIS AMENDMENT:          December 31, 1996

The Reinsurance Contract by and between American Bankers Life Assurance Company of Florida ("American Bankers") and Reinsurer, to which this Amendment is attached and made a part thereof, is hereby amended as follows:

1) Article I, Section A, Paragraphs 1 and 2 are hereby deleted in their entirety and replaced with the following:

1.       New Risks

         One hundred percent (100%) of each and every life insurance risk up to the maximum amount shown on the Schedule Page issued by American Bankers on or after January 1, 1997 in respect to debtors of the Producer(s) shown on the Schedule Page and the designated subsidiary and affiliated corporations or companies of any of them.

2.       In Force Risks

         One hundred percent (100%) of each and every life insurance risk issued by American Bankers on or prior to December 31, 1996 which was in force on December 31, 1996, with respect to debtors of the Producer(s) shown on the Schedule Page and the designated subsidiary and affiliated corporation or companies of any of them, which is in force as of the effective date of this agreement.

3. All risks on policies, certificates or contracts stated in 1 and 2 above will be ceded on the basis of earned premium.

2) Article III, Section A is hereby deleted in its entirety and replaced with the following:

A. Reinsurer shall allow American Bankers a Ceding Fee in the amount of six and one-half percent (6.50%) of net earned premiums with respect to the risks described in Article I.A.1. and nine and three quarters percent (9.75%) of net earned premium with respect to the risks described in Article I.A.2 on each account of a Producer stated in the Schedule



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         Page on all premiums ceded under this Contract. The Ceding Fee shall become fully earned upon termination of this Contract and shall not be subject to refunding thereafter, for any reason, including but not limited to policy cancellations as provided in Article XV. The Ceding Fee shall be in addition to any other fees as stated in the Schedule Page.

3) Article V, Section A is hereby deleted in its entirety and replaced with the following:

         In consideration of the reinsurance as set forth in Article I, American Bankers agrees to pay monthly to Reinsurer, based on the statement set forth in Article IV for the preceding month and payable as shown on the Schedule Page, one hundred percent (100%) of the net earned premiums during the month, plus any decrease in claims reserves during the month, if any, less the following deductions:

         1. Losses and expenses paid (which shall include allocated and unallocated loss adjustment expenses, paid claims and all other losses);

         2.      Increase in claims reserves during the month, if any;

         3.      The ceding fee as stated in Article III;

         4. Premium, municipal and other applicable taxes incurred by American Bankers, net of any Quarterly Tax Debits or credits, as applicable;

         5. The incurred portion of, expense reimbursements or commissions and any other acquisition expenses incurred by American Bankers to any third party, such as a broker, producer or their agents, and any amounts paid for license and special ceding assessment fees, board, exchange, bureau or joint underwriting assessments or guarantee fund assessments and any administrative, management or service fees incurred, payable or calculated on any premium subject to this Contract; and

         6. Such operating and administrative expenses of American Bankers which expenses result from requests from Reinsurer or Producer(s) (as shown in Schedule Page attached hereto) for material changes in the procedures or operations of American Bankers to facilitate Reinsurer hereunder;

4) Article VII is hereby deleted in its entirety and replaced with the following:

         All reserves on risks ceded hereunder shall be maintained by American Bankers

5) Article XV, Paragraph 2 is hereby deleted in its entirety and replaced with the following:

         Upon termination of this Contract, for any reason, this Contract, at American Bankers' option, shall continue to apply to all risks ceded or assumed hereunder prior to the effective date of such termination until the expiration of said risks, subject to the





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         provisions of Article I hereof, or shall no longer apply to the risks ceded or assumed hereunder, prior to the effective date of termination.

6) Article XVII is hereby deleted in its entirety and subsequent Articles shall be renumbered accordingly.

7) Pursuant to the change in Article VII as indicated above, all reserves held by Reinsurer shall be transferred to American Bankers and Reinsurer shall pay American Bankers, in cash, within ten (10) days of the execution of this Amendment, forty seven and three fourths percent (47.75%) of the unearned premium reserves plus one hundred percent (100%) of the claim reserves in respect to all claims, known and unknown, subject to this Contract on the Effective Date of the Amendment.

8) The attached Schedule Page Addendum reflects the new Producer Codes and Ceding Fee as of the effective date of the Amendment.

All other terms and conditions other than the foregoing remain as written.


Witness:                            AMERICAN BANKERS LIFE ASSURANCE
                                         COMPANY OF FLORIDA
                                         ("American Bankers")


By: /s/ Lisa Monteith               By: /s/ Adam Lamnin
   ---------------------------          ---------------------------------------

                                    Its: Vice President/Business Board Chairman
                                         --------------------------------------

                                    Date: February 19, 1997
                                          -------------------------------------


Witness:                                 LIFESTAR REINSURANCE LIMITED
                                                    ("Reinsurer")


By: /s/ Donald F. Adam              By: /s/ Craig A. Reynolds
    ----------------------------        ---------------------------------------

                                    Its: Vice President Finance
                                         --------------------------------------

                                    Date: February 14, 1997
                                          -------------------------------------





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                 AMENDMENT TO LIFE REINSURANCE CONTRACT BETWEEN
             AMERICAN BANKERS LIFE ASSURANCE COMPANY OF FLORIDA AND
                             REINSURER SHOWN BELOW


SCHEDULE PAGE ADDENDUM No. 1

REINSURER:                                 Lifestar Reinsurance Limited

REINSURANCE AGREEMENT NUMBER:              SF 950106

EFFECTIVE DATE OF REINSURANCE AGREEMENT:   February 28, 1995

PRODUCER                                   Lifestar Reinsurance Limited

PRODUCER CODES:   AL        19-8182          MT       19-8191
                  AK        19-8158          NE       19-8192
                  AZ        19-8183          NV       19-8193
                  AR        19-8184          NH       19-8169
                  CA        19-8159          NJ       19-8170
                  CO        19-8185          NM       19-8171
                  CT        19-8160          NC       19-8194
                  DE        19-8145          ND       19-8168
                  FL        19-8161          OH       19-8172
                  GA        19-8146          OK       19-8195
                  ID        19-8186          OR       19-8196
                  IL        19-8162          PA       19-8173
                  IN        19-8163          RI       19-8174
                  IA        19-8187          SC       19-8197
                  KS        19-8188          SD       19-8153
                  KY        19-8148          TN       19-8198
                  LA        19-8189          TX       19-8199
                  ME        19-8165          UT       19-8200
                  MD        19-8149          VT       19-8175
                  MA        19-8164          VA       19-8201
                  MI        19-8166          WA       19-8202
                  MN        19-8167          WV       19-8156
                  MS        19-8190          WI       19-8176
                  MO        19-8150          WY       19-8177

MAXIMUM AMOUNT:                            By Policy





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CEDING FEE:                            Six and one-half Percent (6.50%) for New
                                       Risks and Nine and Three Quarters
                                       Percent (9.75%) for In Force Risks

OTHER FEES:                            Expense reimbursements or commissions
                                       and any other acquisition expenses
                                       incurred to any broker, producer or
                                       their agents and any amounts incurred
                                       for license and special ceding
                                       assessment fees, board, exchange,
                                       bureau or joint underwriting assessments or guarantee fund assessments and any administrative, management or service fees incurred, payable or calculated on any premium subject to this Contract.

PREMIUM TAX RATE:                      2.5%

CHECKS PAYABLE TO:                     Lifestar Reinsurance Limited

EFFECTIVE DATE OF THIS AMENDMENT:      December 31, 1996

Witness:                      AMERICAN BANKERS LIFE ASSURANCE
                                   COMPANY OF FLORIDA
                                   ("American Bankers")

By: /s/ Lisa Monteith         By: /s/ Adam Lamnin
    -----------------            ----------------------------------------------

                              Its: Vice President/Business Board Chairman
                                   --------------------------------------------

                              Date: February 19, 1997
                                    -------------------------------------------

                              LIFESTAR REINSURANCE LIMITED
                                         ("Reinsurer")

By: /s/ Donald F. Adam        By: /s/ Craig A. Reynolds
    ------------------            ---------------------------------------------

                              Its: Vice President Finance
                                   --------------------------------------------

                              Date: February 14, 1997
                                    -------------------------------------------





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